Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the accompanying Quarterly Report on Form 10-QSB of Velocity Asset Management Inc. for the three months ended September 30, 2007, I, John C. Kleinert, Chief Executive Officer of Velocity Asset Management, Inc., do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) such Quarterly Report on Form 10-QSB for the three months ended September 30, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Quarterly Report on Form 10-QSB for the three months ended September 30, 2007, fairly presents, in all material respects, the financial condition and results of operations of Velocity Asset Management, Inc.

                                            /s/ John C. Kleinert
                                            --------------------
                                            John C. Kleinert
                                            Chief Executive Officer

      November 14, 2007